UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported):  April 11, 2005


                                 FANTATECH INC.
                -----------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Delaware                      0-24374                 62-1690722
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


Unit B, 11/F, Vienna Mansion
55 Paterson Street, Causeway Bay
Hong Kong                                                     Not applicable
---------------------------------------                  -----------------------
(Address of principal executive offices)                        (Zip Code)


               Registrant's telephone number, including area code
                                 (852) 2577 3020
           -----------------------------------------------------------

                        317 W. Las Tunas Drive, Ste. #207
                              San Gabriel, CA 91776
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS


Item 5.02 Departure of Directors or Principal Officers, Election of Director; Appointment of Principal Officers.


SIGNATURES


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 11, 2005, two current directors resigned from their position as the directors of the Company; and the current directors of the Company elected Aiguo Deng and Hui Zhao as independent director to fill the vacant seats on the Board of Directors, each to serve until his successor is duly elected and qualified, or until his earlier resignation or removal as a director.

There are no arrangements between Mr. Deng and Mr. Zhao and any other person pursuant to which either was selected as a director, nor are there any transactions to which the Company or any subsidiary thereof is a party and in which either of Mr. Deng or Mr. Zhao has a material interest subject to disclosure under Item 404(a) of Regulation S-B.

Subsequent to the above changes, the Company's Board of Directors is comprised of the following members:

     Jinqiang  Zhang         Director  and  Chairman
     Guangwei  Liang         Director  and  Chief  Executive  Officer
     Ming  Li                Director  and  Chief  Operating  Officer
     Aiguo  Deng             Director
     Hui  Zhao               Director
     Xiaojun  Xie            Director
     Jun  Zhao               Director


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                      FANTATECH  INC.
                                                      ---------------
                                                       (Registrant)


Dated: April 12, 2005                             By: /s/ Guangwei Liang
                                                      --------------------------
                                                       GUANGWEI  LIANG
                                                       Chief Executive Officer


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